EXHIBIT 32.1

DUTCH GOLD RESOURCES, INC.;

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Certified Services, Inc. on Form 10-QSB for the quarterly period ended December 31, 2004 as filed with the Securities and Exchange Commission on November 15, 2007 (the "Report"), the undersigned, in the capacities and on the dates indicated below, each hereby certify pursuant to 18 U.S.C.  section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Company’s Quarterly Report on Form 10–QSB for the quarter ended December 31, 2004, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This Certification is signed on November 15, 2007.

/s/Daniel W. Hollis
Daniel W. Hollis
Chief Executive and Financial Officer
Dutch Gold Resources, Inc.